Events after the reporting period	12 Months Ended
Dec. 31, 2021
Disclosure of non-adjusting events after reporting period [line items]
Events after the reporting period
8	Events after the reporting period

Since the end of February 2022 Russia has been at war with Ukraine (“Russia-Ukraine war”). The effects of the Russia-Ukraine war represent a value-affecting event after the reporting period and therefore have no impact on the recognition and measurement of assets and liabilities as at the reporting date. ADSE is closely monitoring the impacts of the Russia-Ukraine war on its business. As ADSE is neither active in the Russian nor in the Ukraine market ADSE is not expecting material impact on its consolidated financial statements. However, due to the volatile geopolitical situation future effects cannot be quantified as of now.

On April 01, 2022, ADSE granted a convertible loan to a customer in the amount of kEUR 5,000 with a main purpose of funding the purchase of ADSE’s products. The loan has an interest rate of 6% p.a. and is due by March 31, 2027. As of December 31, 2021, kEUR 1,944 of the loan balance has been drawn and the lending is presented within “others investments (long term)” as part of non-current assets.

No further events occurred between December 31, 2021 and April 27, 2022 that would require adjustments to the amounts recognized in these consolidated financial statements or would need to be disclosed under this heading.